Exhibit 10.36

as of November 2, 2007

United Natural Foods, Inc.
as Agent and Representative
of the Borrowers
260 Lake Road
Dayville, CT 06241

RE:  Third Amendment to Amended and Restated Loan and Security Agreement

Ladies and Gentlemen:

Reference is made to the Amended and Restated Loan and Security Agreement dated as of April 30, 2004, as amended (“Loan Agreement”) among United Natural Foods, Inc. (“UNF”), United Natural Foods West, Inc. (f/k/a/ Mountain People’s Warehouse Incorporated) (“UNFW”), Springfield Development, LLC (f/k/a United Northeast LLC) (“SDLLC”) and United Natural Trading Co. (“UNT” and together with UNF, UNFW and SDLLC, collectively, the “Borrowers”) each of the Lenders identified under the caption “Lenders” on the signature pages thereto and Bank of America, N.A. (as successor to Fleet Capital Corporation) as administrative and collateral agent for the Lenders (the “Agent”), Citizens Bank of Massachusetts (the “Syndication Agent”), U.S. Bank National Association (the “Documentation Agent”) and Fleet Capital Corporation (the “Arranger”).  Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

Background.  UNF formed a merger subsidiary (“Merger Sub”) and entered into a merger agreement with Distribution Holdings, Inc. (“Holdings”) and Millbrook Distribution Services, Inc. (“Millbrook”), pursuant to which (i) Merger Sub will be merged with and into Holdings, which is the sole shareholder of Millbrook, with Holdings continuing as the surviving company and (ii) UNF will purchase the outstanding shares of Holdings for up to $84,000,000 (such merger transaction, the “Merger”) (such merger agreement, the “Merger Agreement”; together with all agreements, documents and instruments executed and/or delivered in connection therewith, the “Merger Documents”).  The Lenders consented to the Merger Agreement and the consummation of the Merger pursuant to that certain Consent to Merger dated as of October 12, 2007 by and between Agent, Lenders and Borrower (the “Consent”) subject to the prior satisfaction of certain conditions, including without limitation, that Millbrook and Holdings be joined as Borrowers under the Loan Agreement, the Notes and the other applicable Loan Documents.  Borrowers, Millbrook and Holdings have agreed to the foregoing, subject to the terms and conditions set forth herein.

Accordingly, the parties hereto hereby agree as follows:

1.           Amendment and Joinder.

a.           Joinder.  Millbrook and Holdings, each, (i) is hereby joined as a Borrower for all purposes under the Loan Agreement, the Notes and the other Loan Documents and agrees that it is absolutely and unconditionally obligated to pay and perform all the Obligations, whether heretofor created or existing, now existing or hereafter created or existing, jointly and severally, with all the Borrowers, (ii) hereby makes the representations and warranties set forth in the Loan Agreement, the Notes and the other Loan Documents as of the date hereof and as otherwise required under the Loan Agreement and the other Loan Documents and (iii) hereby agrees to be bound by each of the covenants, terms and conditions (applicable to the Borrowers) set forth in the Loan Agreement, the Notes and the other Loan Documents after giving effect to this Third Amendment.  Millbrook and Holdings confirms that, as a result of this Third Amendment, Millbrook and Holdings, each, hereby grants to the Agent a security interest in and a continuing lien on, all of its right, title and interest in and to the New Collateral (as described and defined on Schedule A hereto) in each case whether now owned or existing or hereafter acquired or arising and wherever located, as is set forth in more detail in the attached Schedule 1.  Millbrook and Holdings, each, agrees that its right, title and interest in and to the New Collateral (as described and defined on Schedule A hereto) shall be deemed to be and shall be part of the Collateral for all purposes set forth in the Loan Agreement and the other Loan Documents and shall secure all Obligations in accordance with the provisions of the Loan Agreement and the other Loan Documents.  The Schedules to the Loan Agreement are hereby supplemented by the corresponding Schedules attached hereto at Exhibit 1.

b.           Eligible Inventory; Eligible Accounts.  Notwithstanding any provisions set forth in the Loan Agreement and the other Loan Documents, (i) the Inventory of Millbrook and/or Holdings shall not constitute Eligible Inventory and (ii) the Accounts of Millbrook and/or Holdings shall not constitute Eligible Accounts.

c.           Waiver.  Agent and Lenders hereby waive the Borrowers’ obligation to satisfy the conditions precedent set forth in the following Sections of the Consent: 3.4(ii), 3.4(iii), 3.4(iv)(B) (other than with respect to the New Collateral as defined herein) and 3.16.

2.           Representations and Warranties.  The Borrowers (including Millbrook and Holdings) hereby represent and warrant as follows:

a.           Power, Authority, Etc.  The Borrowers have the power and authority for the making and performing of this Third Amendment.  This Third Amendment  has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Third Amendment is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

b.           Incorporation of Representations and Warranties.  The representations and warranties of the Borrowers contained in the Loan Agreement and the Consent, after giving effect to the amendments thereto contemplated hereby, and except for any changes resulting only from the passage of time which do not otherwise constitute a Default or an Event of Default, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Third Amendment as though fully set forth herein.  Borrowers, Holdings and Millbrook, each, represent, warrant and agree that it is unconditionally, absolutely, and jointly and severally liable for the punctual and full performance and payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorneys' fees and expenses) under the Loan Documents, and that no Borrower has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

c.           Acknowledgement of Obligations.  Each Guarantor, for value received, hereby consents to (i) the applicable Borrowers’ execution and delivery of this Third Amendment and (ii) the performance by the Borrowers of their respective agreements and obligations hereunder.  The applicable Borrower’s performance and/or consummation of any transaction or matter contemplated under this Third Amendment shall not limit, restrict, extinguish or otherwise impair any of the Guarantors’ obligations to Agents and Lenders with respect to the Loan Documents, as applicable.

3.           Conditions Precedent.  This Third Amendment and the Lenders’ obligations hereunder shall not be effective until each of the following conditions are satisfied (the “Amendment Effective Date”):

a.           Borrowers (including Millbrook and Holdings) shall have duly executed and delivered this Third Amendment;

b.           All requisite corporate action and proceedings of the Borrowers (including Millbrook and Holdings) in connection with this Third Amendment and all documentation and certificates required by Agent and/or its counsel in connection therewith shall be satisfactory in form and substance to Agent;

c.           No Default or Event of Default shall exist;

d.           The conditions precedent set forth in Sections 2 and 3 of the Consent (other than with respect to the execution of this Third Amendment) have been satisfied;

e.           The Agent’s Liens in the New Collateral are perfected first priority Liens and the Indebtedness owed by Millbrook and Holdings to JPMorgan Chase Bank, N.A. shall have been paid in full; and

f.           All the Lenders shall have executed this Third Amendment.

4.           Miscellaneous.

a.           Counterparts.  This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

b.           Force and Effect.  The Loan Agreement and each other Loan Document, as amended or modified by this Third Amendment, are hereby ratified, confirmed and approved and shall continue in full force or effect.

c.           Loan Document.  This Third Amendment and all other documents executed in connection herewith are “Loan Documents” as such term is defined in the Loan Agreement.  This Third Amendment shall be governed by the laws of the State of Connecticut.  This Third Amendment and the other documents executed and/or delivered in connection herewith (including, without limitation, the Consent) set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

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Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.

BORROWERS:                                                                           UNITED NATURAL FOODS, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, CFO and Treasurer

UNITED NATURAL FOODS WEST, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, Secretary and Treasurer

SPRINGFIELD DEVLOPMENT, LLC

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, Secretary and Treasurer

UNITED NATURAL TRADING CO.

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, Secretary and Treasurer

DISTRIBUTION HOLDINGS, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, Secretary and Treasurer

MILLBROOK DISTRIBUTION SERVICES, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, Secretary and Treasurer

Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement

GUARANTORS:                                                                         NATURAL RETAIL GROUP, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, Secretary and Treasurer

ALBERT’S ORGANICS, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber
Title:Vice President, Secretary and Treasurer

AGENT:                                                                                         BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Edgar Ezerins
Name: Edgar Ezerins
Title:Senior Vice President

Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement

LENDERS:

BANK OF AMERICA, N.A., as a
Lender
By:   /s/ Edgar Ezerins
Name:  Edgar Ezerins
Title:    Senior Vice President

RBS CITIZENS NATIONAL ASSOCIATION, A SUCCESSOR BY MERGER WITH CITIZENS BANK OF MASSACHUSETTS, as a Lender

By:   /s/ Peter Coates_______
Name:  Peter Coates
Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:   /s/ Mark A. Reinert____
Name:  Mark A. Reinert
Title:  Vice President___

PNC BANK, NATIONAL ASSOCIATION, a
Lender

By:   /s/ Brian Conway_____
Name:  Brian Conway
Title:  Vice President

Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement

FIRST PIONEER FARM CREDIT, ACA, a
Lender

By:   /s/ James Papas___
Name:  James Papas_
Title:  Vice President_

WEBSTER BANK, a Lender

By:   /s/ John H. Frost
Name:  John H. Frost
Title:  Vice President

ISRAEL DISCOUNT BANK
OF NEW YORK, a Lender

By:   /s/ George J. Ahlmeyer
Name:  George Ahlmeyer
Title:  Senior Vice President

By:   /s/ Mark H Merritt
Name:  Mark H Merritt
Title:  First Vice President

ROYAL BANK OF CANADA, a Lender

By:   /s/ Gordon MacArthur
Name:  Gordon MacArthur
          Title:  Authorized Signatory

HARRIS TRUST AND SAVINGS BANK,
a Lender

By:   /s/ Graeme Robertson
Name:  Graeme Robertson
          Title:  Vice President

Exhibit 1

Schedules to Loan Agreement

Schedule 1

New Collateral

To secure the prompt payment and performance of all of the Obligations, Millbrook and Holdings, each, hereby grants to Agent for the benefit of itself as Agent and for the Pro Rata benefit of each Lender a continuing Lien upon all of the following Property and interests in Property of each of Millbrook and Holdings, whether now owned or existing or hereafter created, acquired or arising and wheresoever located (collectively, the “New Collateral”):

1.	Accounts;

2.	Certificated Securities arising out of Accounts or Inventory;

3.	Chattel Paper arising out of or related to Accounts or Inventory;

4.	Contract Rights arising out of or related to Accounts or Inventory;

5.	Deposit Accounts in which the proceeds of Accounts, Inventory or other Collateral are deposited or maintained and money constituting such proceeds;

6.	Documents arising out of or related to Accounts or Inventory;

7.	General Intangibles, including Payment Intangibles, arising out of or related to Accounts or Inventory;

8.	Instruments arising out of or related to Accounts or Inventory;

9.	Inventory;

10.	Investment Property arising out of Accounts or Inventory;

11.	Letter-of-Credit Rights arising out of or related to Accounts or Inventory;

12.	Security Entitlements arising out of Accounts or Inventory;

13.	Supporting Obligations arising out of or related to Accounts or Inventory; and

14.	Uncertificated Securities arising out of Accounts or Inventory;

15.
together with all books, records, writings, data bases, and other information relating to or used in connection with, or evidencing, embodying, or incorporating any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.